UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2021

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza, New York, New York	10119
(Address of Principal Executive Offices)	(Zip Code)

(973) 305-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	VLY	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series A, no par value	VLYPP	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series B, no par value	VLYPO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on April 19, 2021. On the record date of February 22, 2021, there were 405,603,861 shares of the Company’s common stock outstanding. A total of 357,118,715 shares were present or represented by proxy at the meeting. The Company’s shareholders took the following actions:

Proposal #1 – Voted on the election of 11 persons, named in the Proxy Statement, to serve as directors of the Company for the ensuing year constituting the entire Board of Directors. The following is a list of directors elected at the Annual Meeting with the number of votes “For”, “Against”, “Abstain” and “Broker Non-Votes”, as well as the percentage of votes cast “For” each director nominee.

	Number of Votes
Name	For	% For	Against	Abstain	Broker Non- Votes
Andrew B. Abramson	293,092,178	97.72	6,819,666	402,678	56,804,193
Peter J. Baum	295,259,708	98.47	4,587,423	467,391	56,804,193
Eric P. Edelstein	295,430,714	98.52	4,411,094	472,714	56,804,193
Marc J. Lenner	285,626,487	95.28	14,119,390	568,645	56,804,193
Peter V. Maio	298,352,137	99.55	1,318,662	643,723	56,804,193
Ira Robbins	292,070,085	97.41	7,760,574	483,863	56,804,193
Suresh L. Sani	294,092,995	98.08	5,730,212	491,315	56,804,193
Lisa J. Schultz	296,436,214	98.88	3,350,046	528,262	56,804,193
Jennifer W. Steans	297,484,752	99.20	2,398,753	431,017	56,804,193
Jeffrey S. Wilks	283,865,347	94.65	16,022,553	426,622	56,804,193
Dr. Sidney S. Williams, Jr.	298,300,864	99.49	1,526,695	486,963	56,804,193

Proposal #2 – Approved, on an advisory basis, the compensation of the Company’s named executive officers. The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was as follows:

	Number of Votes	Percentage
For	293,719,195	98.33
Against	4,969,864	1.66
Abstained	1,625,463
Broker Non-Votes	56,804,193

Proposal #3 – Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was as follows:

	Number of Votes	Percentage
For	355,069,145	99.58
Against	1,481,993	0.41
Abstain	567,577
Broker Non-Votes	0

Proposal #4 – Approved the adoption of the Valley National Bancorp 2021 Incentive Compensation Plan. The number of shares voted “For” and “Against” this approval, as well as the number of abstentions and broker non-votes, was as follows:

	Number of Votes	Percentage
For	280,289,217	93.78
Against	18,576,796	6.21
Abstained	1,448,509
Broker Non-Votes	56,804,193

Proposal #5 – Voted against a shareholder proposal to amend the Company’s By-laws and governing documents to require an independent Chairman of the Board. The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was as follows:

	Number of Votes	Percentage
For	52,230,518	17.55
Against	245,355,842	82.44
Abstained	2,728,162
Broker Non-Votes	56,804,193

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2021		VALLEY NATIONAL BANCORP

	By:	/s/ Ronald H. Janis
Ronald H. Janis
Senior Executive Vice President and General Counsel